UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:	September 8, 2006
Date of earliest event reported:	September 6, 2006

OFFICEMAX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.
Naperville, Illinois 60563
(Address of principal executive offices) (Zip Code)

(630) 438-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On September 6, 2006, the company announced changes in its contract division management and operations structure.  The company is consolidating the management structure of its large and mid-sized sales teams to create one comprehensive sales organization with broad capabilities, and the company will also consolidate corporate and field distribution responsibilities under the supply chain organization to create a more efficient and effective product distribution system.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the News Release issued on September 6, 2006, which is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit 99.1 OfficeMax Incorporated News Release dated September 6, 2006 announcing changes to its contract division.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2006

OFFICEMAX INCORPORATED

	By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
99.1	OfficeMax Incorporated News Release dated September 6, 2006 announcing changes to its contract division.